Filed pursuant to Rule 497
File No. 333-169679

Investment Offering Introduction Giving investors access to a pipeline of energy and power investments This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Offering Introduction FSEP Risk Factors An investment in common shares of FS Energy & Power Fund involves a high degree of risk and is considered speculative. A more detailed description of the risk factors is found in the section of the prospectus entitled ‘‘Risk Factors.’’ You should read and understand all of these risk factors before deciding to invest in our common shares. The following are some of the risks an investment in us involves: 1. We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives. 2. While the management team of FS Investment Advisor, LLC, our investment adviser (“FS Advisor”), consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC (the adviser to Franklin Square’s first affiliated business development company, FS Investment Corporation), FS Advisor is a new entity and has no prior experience managing a business development company or a regulated investment company, or RIC. Therefore, FS Advisor may not be able to successfully operate our business or achieve our investment objectives. 3. Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives. 4. Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for investors to sell their common shares. 5. While we intend to conduct quarterly tender offers for a limited number of our common shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we raise gross offering proceeds of $2.5 million from persons who are not affiliated with us or FS Advisor (the “minimum offering requirement”), we may suspend or terminate the share repurchase program at any time. 6. The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. 7. We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance. 8. As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all. 9. We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments. 10. An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies. 11. Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance. 12. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there will be uncertainty as to the value of our portfolio investments. 13. We have not identified specific investments that we will make with the proceeds of this offering, and therefore investors will not have the opportunity to evaluate our investments prior to purchasing our common shares. 14. We intend to invest primarily in income-oriented securities of privately-held energy and power companies within the United States, including small and middle market companies.We currently intend to weight our portfolio towards senior and subordinated debt, but our portfolio may also include select income-oriented preferred or common equity interests that we believe will produce both current income and long-term capital appreciation. The senior debt in which we invest will typically be secured by assets of the issuing company. The collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, as are preferred and common equity interests, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. 15. The potential for FS Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FS Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GSO Capital Partners LP, our investment sub-adviser (“GSO”), will receive a portion of the advisory fees paid to FS Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative. 16. This is a ‘‘best efforts’’ offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. 17. FS Advisor, its affiliates and GSO face conflicts of interest as a result of compensation arrangements, time constraints, competition for investments, and affiliate relationships, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our shareholders’ best interests. 18. After meeting the minimum offering requirement, the purchase price at which you may purchase common shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore investors may receive a smaller number of common shares than if they had subscribed at the prior semi-monthly closing price. 19. In the event of a decline in our net asset value, the board of trustees may elect not to reduce our net offering price per share. As a result, the purchase price may be materially higher than the Company’s current net asset value per share. 20. We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. 21. Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

Welcome to FS Energy & Power Fund In today’s world, we all rely on energy generated from fossil fuels and alternative sources. It takes a vast network of companies to locate, extract, process and deliver energy to end users. Many are megabrands known across the globe. Beyond these huge enterprises, there is a broad, diverse group of private and smaller public companies that play a critical role in the energy cycle. There had been few opportunities for the investing public to access private companies in this space... until now. FS Energy & Power Fund, or FSEP, is a unique alternative investment fund designed for the investing public that invests in the U.S. energy and power industry. The fund is sub-advised by GSO / Blackstone1, a leading alternative investment firm, and invests primarily in the debt and income-producing equity securities of private companies involved in the vast domestic infrastructure required to locate, produce and deliver energy and power. The Fund’s investment objective is to generate current income and long-term capital appreciation. It is universally accepted that demand for energy will increase over time.The developed world has shown a never-ending appetite for petroleum, natural gas and electricity. Over the past few years, the demand from emerging economies has been significantly increasing as these countries continue to modernize infrastructure, buy cars, heat and cool their homes and acquire other energy-consuming products. In fact, the International Energy Agency projects worldwide energy demand to grow 1.2% per annum from 2008-2035. Very few industries are able to project such stable growth with such certainty. With this economic scenario, well-financed and well-run companies will be positioned to succeed. Investing in FSEP is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Please see the section entitled “Risk Factors” on the previous page and in FSEP's prospectus, as supplemented and amended, to read about the risks that an investor should consider before buying FSEP's common shares. FS Energy & Power Fund 1 1 “GSO / Blackstone” or “GSO” refers to GSO Capital Partners LP. The International Energy Agency projects worldwide energy demand to grow 1.2% per annum from 2008-2035. Mtoe 5,000 4,000 3,000 2,000 1,000 0 1990 2000 2008 2025 2035 History Projections Worldwide Energy Demand Source: International Energy Agency (IEA), World Energy Outlook 2010. “Mtoe” is million tons of oil equivalent. Oil Coal Gas Biomass Nuclear Other Renewables Hydro 1.2% Growth Per Year IEA Prediction

The Energy & Power Universe The energy and power industry is enormous, with approximately 300 public and 13,000 private companies in the U.S. alone. Below are the sub-sectors that make up the energy and power universe: Upstream Upstream companies find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore reservoirs. Exploration • Production Midstream Once extracted, energy and its many by-products are gathered, processed, stored and transported by midstream businesses that own pipelines, gathering systems, processing plants and other energy infrastructure. Pipelines • Storage • Shipping • Gas Processing Downstream Energy is then processed through downstream companies that refine, market and distribute to end users a variety of refined energy resources, such as customer-ready natural gas, propane and gasoline. Oil Refining • Gasoline Marketing • Retail Power Power companies generate, transmit and distribute power and electricity to end users, and include producers of alternative energy, like solar and wind power. Power Generation • Power Transmission and Distribution • Alternative Energy Production Service & Equipment Energy and power companies need support from the many service & equipment businesses that supply specialized services and materials to aid in every step of the energy lifecycle. Services for Oil/Gas Exploration • Support for Power Industry 2 Investment Offering Introduction

The Investment Opportunity FS Power & Energy Fund (FSEP) has a unique strategy that differs from traditional funds focused on this industry for several reasons. Portfolio diversification Expert asset management Flexible investment platform Income orientation Infrastructure focus Access to private companies FSEP invests primarily in income-oriented securities of private U.S. companies in the upstream, midstream, downstream, power, and services & equipment sub-sectors. It will seek established, stable enterprises with strong cash flows and valuable assets. Because these companies are private, information is limited and there are fewer investors with the proper resources to analyze and invest in them. Private investments can be attractive since less competition for these investments results in higher return potential. FSEP will favor companies that form the backbone of the industry by moving energy and power along the entire cycle from source to consumer. These infrastructure players – involved in extracting, processing and transporting energy – stand to gain as the volume of energy demanded grows. The Fund will focus on investments that are expected to be insulated from the volatility of commodity price swings, yet have the potential to perform well under favorable industry trends, which may entail rising prices. FSEP seeks to generate current income and long-term capital appreciation for its investors. It attempts to balance the benefits of a relatively conservative fixed income investment with the potential for growth in value. FSEP primarily invests in income-oriented securities of private energy-related companies, such as loans secured by the assets of the companies in which it invests. In addition, the Fund will also hold carefully selected equity investments that are judged to adequately protect against downside scenarios while generating income and potential capital appreciation. GSO, a subsidiary of the world’s leading alternative asset manager, The Blackstone Group, carefully recommends the assets to be held by the Fund. FSEP is the first and only energy-focused fund that enables the investing public to benefit from GSO’s extensive institutional-quality expertise in energy and debt investing. From 2005 to July 31, 2010, funds managed by GSO have invested approximately $7.2 billion in energy companies, including approximately $4.7 billion in secured loans, $1.4 billion in bonds, $1.0 billion in equity, and $100 million in bankruptcy claims. FSEP is non-diversified as it will hold a concentration of investments in the energy and power industry. However, historically investments in energy infrastructure tend to have a low correlation with traditional asset classes, like stocks and bonds. This low correlation adds diversification to a portfolio, which helps smooth out returns and lower the portfolio’s overall level of volatility. FS Energy & Power Fund 3

Risk Profile Subordinated loans and corporate bonds introduce more risk since they are behind senior secured loans in priority of payment and are not backed by specific assets. Return Profile In return for junior status, unsecured loans typically offer higher returns through higher interest rates and significant return potential through possible ownership of warrants (a right that enables a lender to purchase equity in the borrower at a predetermined price at some time in the future). FSEP Strategy The Fund will generally target subordinated loans with interest-only payments throughout the life of the loan, with the principal due at maturity, as a means of enhancing return. Borrowers must be strong companies with stable cash flows. Unsecured Debt (Subordinated loans) Also known as subordinated debt, these are loans made to private companies that are not secured by company assets. Unsecured debt is junior, or next in line, to senior debt in priority of payment, though it precedes equity. Most bonds issued by public companies are forms of unsecured debt as well. Senior Secured Debt (1st & 2nd lien loans) Companies need to finance projects that sustain business growth. Private companies commonly turn to bank loans as a source of capital. A senior secured loan is a common type designed to protect lenders against losses. It holds the distinction of having a senior claim on a company’s assets and cash flows should the company experience problems meeting its financial obligations. Contracts are highly structured and the value of an investment in a senior secured loan tends to be less volatile than other investments. FSEP’s Investments FSEP invests in a mix of several different types of securities within the energy and power universe with the goal of combining the stability and income of a debt investment with the strong return potential and diversifying power of private equity. Below are the Fund’s investment types ranked in the order of expected portfolio concentration: Risk Profile Senior secured loans may be less risky than other debt investments because they must be paid back first and they are backed or “secured” by the company’s assets, much like a home secures a mortgage. As a result, they have lower loss rates than other obligations. Return Profile Less risky investments tend to yield lower returns. However, senior loans typically have floating rates so the interest payments move with prevailing interest rates. In times when interest rates rise, investors are protected from the declines in market value that affect traditional fixed rate debt investments, like bonds and Treasuries. FSEP Strategy The Fund will invest in senior debt as a means to manage risk and achieve current income. 4 Investment Offering Introduction

Risk Profile Preferred equity holders face a higher risk than debt holders of losing their investment should the company’s value drop, but usually have a stated liquidation value that will be paid before common equity in a stressed scenario. Return Profile While preferred equity is subordinate to debt, it is senior to common equity and may provide many of the return advantages of common equity through conversion rights. Preferred equity holders may also receive priority dividend and liquidation payments. FSEP Strategy The Fund may invest in preferred equity of strong companies with steady business models in order to enhance returns. Preferred Equity Preferred shares of company stock receive priority of payment over common shares but are junior to claims from debt holders. Holders of preferred equity can be entitled to priority dividends and other benefits as compared to holders of common equity. Risk Profile Equity investments are lower in the priority of payment than the above investment types and do not have a stated maturity. Common equity will be the first to lose value in circumstances where a company’s value declines. Return Profile The higher risk of an equity investment is offset by its potential to provide a much higher return, depending on the risk profile of the company. MLPs, as a more conservative example, typically pay quarterly distributions, offering investors a current yield and the opportunity for a more stable return profile than other forms of equity. FSEP Strategy Selected equity investments will be utilized that generally pay consistent, high-yielding dividends and have the potential to produce both current income and long-term capital appreciation. Equity (Common equity, MLP units) FSEP may also invest in common equity and other equity securities, such as common units in Master Limited Partnerships. “MLPs” are publicly-traded entities structured as limited partnerships or limited liability companies that own and operate primarily midstream or upstream energy assets. Other Investments Descriptions of these assets can be found in FSEP’s prospectus. In addition to the above, FSEP may invest in the energy-related assets below when they are believed to serve to enhance the risk-adjusted return of the overall Fund: • Net profits interests • Royalty interests • Volumetric Production Payments • Project financing • Overriding royalties • Warrants • Lease interests • Non-U.S. securities FS Energy & Power Fund 5

Who Manages FSEP? As shown here, there is a team of experts involved in managing FSEP. Franklin Square Capital Partners oversees all aspects of operating and distributing FSEP. Franklin Square specializes in bringing investment strategies often used by institutions to the investing public and follows industry-leading best practices that put investors’ interests first: • FSEP intends to pay distributions exclusively from fully-earned returns, not from the investor's own money. • All investments are transparent to investors and will be reported in quarterly filings at their current market value. • Franklin Square, GSO / Blackstone and their respective affiliates have invested over $20 million of their own money in FSEP, thereby aligning their interests with investors. The Fund’s adviser, FS Investment Advisor, ultimately decides which investments to make for FSEP. The Fund’s sub-adviser, GSO / Blackstone, identifies, analyzes and often originates the investments for the Fund, subject to review and approval by FS Investment Advisor. FS2 Capital Partners, LLC (Member FINRA/SIPC), an affiliate of Franklin Square, is responsible for distributing shares of the Fund to broker-dealers and their clients. Franklin Square brings strategies used by institutions to the investing public 6 Investment Offering Introduction GSO / Blackstone FS Investment Advisor FS Energy & Power Fund Sponsor Investment Adviser Sub-Adviser The Fund Dealer Manager FRANKLIN SQUARE CAPITAL PARTNERS FS2 CAPITAL PARTNERS MEMBER FINRA/SIPC

The Blackstone Group®

GSO CAPITAL PARTNERS

Blackstone is one of the world's largest, most respected alternative asset managers. Since 1985, it has served some of the largest and most sophisticated investors across the globe, including many state and corporate pension funds, financial institutions, endowments, sovereign wealth funds and high net worth individuals. It manages private equity, real estate, debt and other highly specialized investments.

Blackstone's credit business, **GSO Capital Partners LP**, ranks among the world's largest credit-oriented alternative asset managers. At year-end 2010, its assets under management totaled approximately $30 billion.

Blackstone's Investors by Category



Private - High Net Worth/Family Office 6.7%
Blackstone and its Employees 6.5%
Foundations/ Endowments 5.5%
Fund of Funds 5.4%
Foreign Plan Assets 2.9%
Union 0.7%
Sovereign Wealth Funds 9.3%
Corporate Pension 11.7%
Financial Institution 14.7%
Public Pension 36.7%

Source: The Blackstone Group, www.blackstone.com

GSO / Blackstone brings FSEP investors several advantages, namely:

Scale	Being one of the largest managers in the private debt space means that GSO can offer FSEP investors access to opportunities few other managers can. Its size and relationships often help GSO structure new private deals with advantageous terms.
Expertise	GSO, with over 180 employees, has a strong reputation for the care it takes in analyzing investments and the companies behind them. FSEP utilizes GSO's knowledge of the energy industry and the world of private debt and equity investing to pursue above-market returns for the Fund's investors while seeking to keep risk of principal loss to a minimum.
Exclusivity	In 2008, GSO / Blackstone partnered with Franklin Square as the exclusive distributor of its debt products to the investing public through the independent broker-dealer network.

FS Energy & Power Fund 7

A BDC Provides Access Historically, huge amounts of capital were required in order to access the world of private debt and equity. Fortunately, FSEP was established as a non-traded Business Development Company or “BDC.” A BDC allows investors of all kinds to invest in the same types of non-traded assets as large institutions, but at a low minimum initial investment ($5,000 for FSEP). BDCs are highly transparent investment funds that are registered with the SEC and regulated under the Investment Company Act of 1940. An independent custodian holds all assets, and for complete transparency, FSEP investors will be able to see what’s in the portfolio through regular public filings with the SEC. See the prospectus for more on BDCs. 8 Investment Offering Introduction Institutions Individuals BDC Private Equity & Debt Investments Criteria for an FSEP Investment When GSO and FS Investment Advisor consider an investment for FSEP, they look for established companies they believe will generate high total returns while keeping the risk of principal loss to a minimum. Generally, these will be upstream, midstream, power, and services & equipment businesses that possess the following characteristics: Defensible Market Position Is among the leaders in its sub-sector Strong Management Has experienced leadership and a proven track record Diversification Provides the total portfolio diverse exposure within the energy industry Commodity Price Management Minimizes exposure to swings in market prices for energy Solid Assets Has strong cash flow and hard, valuable assets to back its debt and equity value

Common Questions about the Offering How do I know if this fund is right for me? The investment goal for FSEP is to generate current income and long-term appreciation by investing in income-producing debt and equity securities of energy and power companies. Investors need to read the prospectus and determine if these goals fit into their overall investment strategy before subscribing to the Fund. Who can invest in FSEP? FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher standards. What is the price of a share and the minimum investment? The initial offering price of FSEP is $10.00 per share, which is subject to the terms of the offering and may change over time as the value of the underlying portfolio changes. The minimum investment is $5,000 per individual. Additional purchases are available in increments of $500. The investment minimum for subsequent purchases does not apply to shares purchased through the Fund’s distribution reinvestment plan. How often are distributions paid? Distributions are declared on a semi-monthly basis and paid on a monthly basis, subject to the discretion of the Board of Trustees and as described in the prospectus. Can I reinvest my distributions? Yes, the Fund’s Distribution Reinvestment Program allows you to use your distributions to purchase shares at 95% of the current public offering price. How long will I have to invest in FSEP? FSEP is not publicly traded and was not designed for investors who expect to liquidate their holdings quickly. Similar to private equity investments made by institutional investors, Franklin Square believes this structure is more appropriate for the long-term nature of the assets in which it invests. To provide shareholders with limited liquidity, the Fund intends to conduct quarterly tender offers under its share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date on which it meets its minimum offering requirement. We intend to seek a complete liquidity event for our shareholders within five years following the completion of our offering stage (that is, after 150 million shares have been issued). A liquidity event could include the listing of the Fund on a public exchange, the sale of all or substantially all of our assets followed by a final distribution to our investors or a merger or other transaction where our investors would receive cash or shares in a publicly traded company. However, there can be no assurance that we will be able to complete a liquidity event. FS Energy & Power Fund

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with this offering. FS2 Capital Partners LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 877-372-9880 | www.fs2cap.com | Member FINRA/SIPC Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. www.fsenergyandpowerfund.com Access to a Pipeline of Energy and Power Investments